Exhibit 10.6

MASTER CROSS-DEFAULT AGREEMENT

THIS MASTER CROSS DEFAULT AGREEMENT is dated as of December 1, 2014, by and among EPT SKI PROPERTIES, INC., a Delaware corporation (“EPT Ski”),  and EPT MOUNT SNOW, INC., a Delaware corporation (“EPT Mount Snow”), EPT MAD RIVER, INC., a Missouri corporation (“EPT Mad River,” EPT Ski and EPT Mount Snow, collectively, “EPT Properties”) and PEAK RESORTS, INC., a Missouri corporation (“Peak”), MAD RIVER MOUNTAIN, INC., a Missouri corporation (“Mad River”), MOUNT SNOW, LTD., a Vermont corporation (“Mt. Snow”), SYCAMORE LAKE, INC., an Ohio corporation (“SYCAMORE LAKE”), DELTRECS, INC., an Ohio corporation (“Deltrecs”), BRANDYWINE SKI RESORT, INC., an Ohio corporation (“Brandywine”), BOSTON MILLS SKI RESORT, INC., an Ohio corporation (“Boston Mills”) and JFBB SKI AREAS, INC, a Missouri corporation (“JFBB”, Peak, Mad River, Sycamore Lake, Deltrecs, Brandywine and Boston Mills are collectively referred to herein as the “Borrowers”); SNH DEVELOPMENT, INC., a Missouri corporation, L.B.O. HOLDING, INC., a Maine corporation, HIDDEN VALLEY GOLF AND SKI, INC., a Missouri corporation, SNOW CREEK, INC., a Missouri corporation, PAOLI PEAKS, INC.,  a Missouri corporation, and CROTCHED MOUNTAIN PROPERTIES, LLC, a New Hampshire limited liability company (collectively referred to herein as the “Guarantors”) (Borrowers and Guarantors are collectively referred to herein as the “Debtors”).

RECITALS

A.            EPT Properties has made or is making loans, advances and extensions of credit to the Debtors, or for their benefit, and may hereafter make further loans, advances and extensions of credit to the Debtors (all loans, advances, and extensions of credit, whether made now, in the past or in the future, are hereinafter the “Loans”).  The Loans are secured by, among other things, mortgages and deeds of trust, as applicable, and by assignments of leases, rents and contracts on that real property commonly described in Exhibit A (the real properties commonly described in Exhibit A are hereinafter the “Properties”).

B.            The promissory notes evidencing the Loans have been or may be executed in multiple parts and at different times.

C.            EPT Mad River, as landlord, and Mad River, as tenant, entered into that certain Lease Agreement dated November 15, 2005, as amended by that certain First Amendment to Lease Agreement dated June 30, 2006 and as further amended by that certain Second Amendment to Lease Agreement dated December 1, 2014 (the “Lease” and the Loans are collectively referred to herein as the “Transaction Documents”).  The Transaction Documents are set forth on Exhibit B attached hereto and incorporated herein.

D.            EPT Properties is unwilling to extend the term of the Lease or continue credit to the Debtors under the Loans unless the Debtors each agree to provide additional security by cross-default of all Transaction Documents.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated herein by reference as though fully set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, including the inducement of EPT Properties, in its sole discretion, to extend credit to the Debtors, or any of them, it is agreed as follows:

1.             Definitions.  As used in this Agreement, the terms listed below shall have the following meaning:

(a)           Cross-Default Obligation shall mean any liability, indebtedness, or obligation of the Debtors or any of them to EPT Properties of every kind and nature, now existing or hereafter arising, whether created directly or acquired by assignment, whether matured or unmatured, whether evidenced by any lease, note, agreement, instrument, document or other evidence, including, but not limited to, those described on Exhibit A, whether or not referring to the original Security Documents or this Agreement, and any cost or expense including reasonable attorneys’ fees and expenses incurred in the collection or enforcement of any such obligation;

(b)           Security Document shall mean any existing or future agreement between the Debtors or any of them on the one hand, and EPT Properties, on the other hand, which creates (or provides for) a security interest in or lien in favor of EPT Properties upon any of the assets or property, tangible or intangible, real or personal, of the Debtors or any of them.  Security Document shall include all mortgages, deeds of trust, security agreements, Uniform Commercial Code financing statements, assignments of leases and rents, and every other documents of such and character.

(c)           Lease Documents shall mean the Lease and all amendments, extensions and modifications thereto.

2.             Cross-Default.  In addition to, and not in substitution, for any provisions in any of the Security Documents or in any of the promissory notes or other agreements or documents evidencing Cross-Default Obligations, the Parties agree that any default or Event of Default committed or permitted by the Debtors or any of them under any Security Document or Lease Documents shall automatically constitute a default or Event of Default under each and every one of the Security Documents and Lease Documents as if such default or Event of Default had occurred under each Security Document or Lease Documents, and shall also constitute a default of the Cross-Default Obligations as a whole, entitling EPT Properties to all of its remedies under the Security Documents and Lease Documents or at law or at equity as a consequence of such default or Event of Default.  The phrase “Event of Default” as used herein shall mean and refer to any meaning that such phrase may have in any of the Security Documents or Lease Documents, and the word “default” as used herein shall refer to any breach or violation of any Security Documents or Lease Documents or any of the documents evidencing the

Cross-Default Obligations in the event such document does not contain a defined term “Event of Default.”

3.             Effect on Other Agreements.  This Agreement shall constitute an amendment to each of the Security Documents now or hereafter executed and shall augment and be in addition to, and shall not be in substitution for, any provision of any Security Document or any document evidencing a Cross-Default Obligation, and shall not otherwise limit or affect the rights and remedies of EPT Properties under any such Security Document or document evidencing a Cross-Default Obligation.

4.             Future Loan and Leases.  EPT Properties may, in its sole and absolute discretion, make additional loans and other financing and leasing accommodations to the Debtors, all of which will be subject to the terms of this Agreement.  Notwithstanding anything to the contrary or apparently to the contrary in this Agreement, any future change in the terms of the Cross-Default Obligations, or any of them, shall require the prior written consent of EPT Properties.

5.             Waiver of Trial by Jury.  The Debtors each waive trial by jury in any action or proceeding brought by EPT Properties or in any counterclaim asserted by EPT Properties against the Debtors, or in any manner connected with this Agreement or any Security Document or any Cross-Default Obligation or document evidencing the same.

6.             Notices.  Any notice provided for or concerning this Agreement shall be in writing and deemed sufficiently given two (2) days after the date of deposit in the U.S. Mails with sufficient postage if given by registered or certified mail, or the date of actual personal delivery to the following address:

To EPT Properties:	EPT Ski Properties, Inc.
c/o EPR Properties
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
Attn:

With a copy to:	Stinson Leonard Street LLP
1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106
Attn: Timothy Laycock
E-mail: timothy.laycock@stinsonleonard.com

To Debtors:	Peak Resorts, Inc., as Debtors’ Representative
17409 Hidden Valley Drive
Eureka, MO 63025
Attn: Stephen J. Mueller
E-mail: smueller@skihv.com

With a copy to:	Sandberg Phoenix & von Gontard P.C.
120 S. Central Avenue, Suite 1420

St. Louis, MO 63105
Attn: David L. Jones
E-mail: djones@sandbergphoenix.com

To Guarantors:	Peak Resorts, Inc.
17409 Hidden Valley Drive
Eureka, MO 63025
Attn: Stephen J. Mueller
E-mail: smueller@skihv.com

With a copy to:	Sandberg Phoenix & von Gontard P.C.
120 S. Central Avenue, Suite 1420
St. Louis, MO 63105
Attn: David L. Jones
E-mail: djones@sandbergphoenix.com

The personal and place to which notice may be given may be changed from time to time by either party upon thirty (30) days prior written notice.  Notice by a party’s attorney shall be deemed notice by such party.

7.             No Other Understanding.  The Debtors each acknowledge that EPT Properties has made no promises to induce execution of this Agreement and that there are no other agreements or understandings, either oral or in writing, affecting this Agreement and nothing in this Agreement shall be considered a waiver by EPT Properties of any existing or future defaults by the Debtors under any Security Document or Cross-Default Obligation.

8.             Governing Law.  This Agreement and the performance hereunder shall be construed and determined in accordance with the laws of the State of Missouri.

9.             No Waiver; Amendments; Successors and Assigns.  EPT Properties’ failure to exercise any right, remedy or option under this Agreement or any supplement or other agreement or delay by EPT Properties in exercising the same will not operate as a waiver.  No waiver by EPT Properties will be effective unless in writing and then only to the extent stated therein.  No waiver by EPT Properties shall affect EPT Properties’ right to require strict performance of this Agreement.  EPT Properties’ rights and remedies shall be cumulative and not exclusive.  This Agreement cannot be modified or changed in any respect unless such change or modification is set forth in writing and signed by all parties hereto.  All terms, conditions, promises, covenants, provisions and warranties shall inure to the benefit of and bind EPT Properties and the Debtors’ respective representatives, successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered the day and year first above written.

BORROWERS:	PEAK RESORTS, INC.

	By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

JFBB SKI AREAS, INC.

	By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

MAD RIVER MOUNTAIN, INC.

	By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

MOUNT SNOW, LTD.

	By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

SYCAMORE LAKE, INC.

	By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

DELTRECS, INC.

	By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

BOSTON MILLS SKI RESORT, INC.

	By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

BRANDYWINE SKI RESORT, INC.

	By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

EPT PROPERTIES:	EPT SKI PROPERTIES, INC.

	By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

EPT MAD RIVER, INC.

	By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

EPT MOUNT SNOW, INC.

	By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

GUARANTORS:	PEAK RESORTS, INC.

	By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

HIDDEN VALLEY GOLF AND SKI, INC.

	By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

SNH DEVELOPMENT, INC.

	By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

SNOW CREEK, INC.

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

PAOLI PEAKS, INC.

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

L.B.O. HOLDING, INC.

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

JFBB SKI AREAS, INC.

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

MAD RIVER MOUNTAIN, INC.

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

MOUNT SNOW, LTD.

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

SYCAMORE LAKE, INC.

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

DELTRECS, INC.

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

BOSTON MILLS SKI RESORT, INC.

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

BRANDYWINE SKI RESORT, INC.

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

CROTCHED MOUNTAIN PROPERTIES, LLC.

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President of Peak Resorts, Inc. as Manager

Exhibit A

Description of the Properties

1)             Mad River Mountain

2)             Mount Snow

3)             Alpine Valley

4)             BMBW Boston Mills / Brandywine

5)             JFBB Jack Frost Big Boulder

Exhibit B

List of Transaction Documents

1)             Lease Agreement dated November 15, 2005, by and between EPT Mad River, as landlord, and Mad River, as tenant, as amended by that certain First Amendment to Lease Agreement dated June 30, 2006 and as further amended by that certain Second Amendment to Lease Agreement dated of even date herewith;

2)             Amended and Restated Promissory Note of even date herewith in the original principal amount of Twenty-Three Million Two-Hundred Ninety-Three Thousand Two-Hundred Ninety-Six and No/Dollars ($23,293,296.00) made by Peak Resorts, Deltrecs, Brandywine and Boston Mills, as co-borrowers, to the order of EPT Mount Snow;

3)             Amended and Restated Promissory Note of even date herewith in the original principal amount of Fourteen Million Two-Hundred Sixty-Eight Thousand Four-Hundred Ninety-Six and No/Dollars ($14,268,496.00) made by Peak Resorts and JFBB, as co-borrowers, to the order of EPT Ski;

4)             Amended and Restated Promissory Note of even date herewith in the original principal amount of Fifty-One Million Fifty Thousand and No/Dollars ($51,050,000.00) made by Peak Resorts and Mount Snow, as co-borrowers, to the order of EPT Ski;

5)             Amended and Restated Promissory Note of even date herewith in the original principal amount of Four Million Five-Hundred Fifty Thousand and No/Dollars ($4,550,000.00) made by Peak Resorts and Sycamore Lake, as co-borrowers, to EPT Ski;

6)             Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Mount Snow) given by Mount Snow to EPT Mount Snow of even date herewith, which grants EPT Mount Snow a first lien on the property encumbered thereby;

7)             Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Alpine Valley) given by Sycamore Lake to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby;

8)             Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Boston Mills) given by Boston Mills to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby;

9)             Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Brandywine) given by Brandywine to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby; and

10)      Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Jack Frost) given by JFBB to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby.

11)      Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Big Boulder) given by JFBB to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby.